Exhibit 1.1

CELLECTIS S.A.

(a société anonyme incorporated in the French Republic)

8,800,000 American Depositary Shares

Each Representing

One Ordinary Share

(nominal value €0.05 per share)

UNDERWRITING AGREEMENT

Dated: February 2, 2023

CELLECTIS S.A.

(a société anonyme incorporated in the French Republic)

8,800,000 American Depositary Shares

Each Representing

One Ordinary Share

(nominal value €0.05 per share)

UNDERWRITING AGREEMENT

February 2, 2023

Jefferies LLC

Barclays Capital Inc.

as Representatives of the several Underwriters named in Schedule A hereto

c/o	Jefferies LLC

520 Madison Avenue

New York, New York 10022

c/o	Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Cellectis S.A., a société anonyme incorporated in the French Republic (the “Company”), confirms its agreement with Jefferies LLC, Barclays Capital Inc. and each of the other Underwriters named in Schedule A hereto (collectively, the “Underwriters,” which term shall also include any underwriter substituted as hereinafter provided in Section 11 hereof), for whom Jefferies LLC and Barclays Capital Inc. are acting as the representatives (in such capacity, the “Representatives”), with respect to (i) the issuance and the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of an aggregate of 8,800,000 ordinary shares, nominal value €0.05 per share, of the Company (“Ordinary Shares”) to be delivered in the form of an aggregate of 8,800,000 American Depositary Shares (“ADSs”), as set forth in Schedule A hereto and (ii) the grant by the Company to the Underwriters, acting severally and not jointly, of the option described in Section 2(b) hereof to purchase all or any part of 1,320,000 additional Ordinary Shares to be delivered in the form of ADSs. The aforesaid 8,800,000 ADSs (the “Initial ADSs”) to be purchased by the Underwriters and all or any part of the 1,320,000 ADSs subject to the option described in Section 2(b) hereof (the “Option ADSs”) are herein called, collectively, the “Offered ADSs.” The Ordinary Shares to be delivered in the form of the Initial ADSs are hereinafter called the “Initial Shares” and the Ordinary Shares to be delivered in the form of the Option ADSs are hereinafter called the “Option Shares”, and the Initial Shares and the Option Shares are herein collectively called the “Shares”. The Offered ADSs and the Shares represented thereby are herein collectively called the “Securities”.

The Securities will be issued by way of a capital increase without preferential rights for existing shareholders by way of a public offer under the provisions of Article L. 225-136 of the French Commercial Code (code de commerce) and pursuant to the seventeenth resolution of the Company’s combined general shareholders’ meeting held on June 28, 2022.

The Shares are to be deposited pursuant to the deposit agreement (the “Deposit Agreement”), dated March 30, 2015, among the Company, Citibank, N.A., as depositary (the “Depositary”), and holders and beneficial holders from time to time of the American Depositary Receipts (the “ADRs”) issued by the Depositary and evidencing the ADSs. Each Offered ADS will initially represent one Share deposited pursuant to the Deposit Agreement.

The Company understands that the Underwriters propose to make a global offering of ADSs (the “Global Offering”) comprised of (i) a public offering of the Offered ADSs only in the United States of America as soon as the Representatives deem advisable after this Agreement has been executed and delivered and (ii) a concurrent offering of Offered ADS outside the United States (the “European Offering”) exclusively to “qualified investors” within the meaning of Article 2(e) of Regulation (EU) 2017/1129, as amended (the “Prospectus Regulation”).

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a “shelf registration statement” as defined under Rule 405 under the Securities Act on Form F-3 (No. 333-265826), including the related base prospectus, covering the registration of the sale of certain securities of the Company, including the Shares, under the Securities Act of 1933, as amended (the “1933 Act”) and the rules and regulations of the Commission under the 1933 Act (the “1933 Act Regulations”), which registration statement was declared effective on July 7, 2022. Such registration statement, as of any time, means such registration statement as amended by any post-effective amendments thereto to such time, including the exhibits and any schedules thereto at such time, the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 6 of Form F-3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to Rule 430B under the 1933 Act (“Rule 430B”), is referred to herein as the “Registration Statement;” provided, however, that the “Registration Statement” without reference to a time means such registration statement as amended by any post-effective amendments thereto as of the time of the first contract of sale for the Securities, which time shall be considered the “new effective date” of such registration statement with respect to the Securities within the meaning of paragraph (f)(2) of Rule 430B, including the exhibits and schedules thereto as of such time, the documents incorporated or deemed incorporated by reference therein at such time pursuant to Item 6 of Form F- 3 under the 1933 Act and the documents otherwise deemed to be a part thereof as of such time pursuant to the Rule 430B. Each preliminary prospectus used in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act, are collectively referred to herein as a “preliminary prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file a final prospectus relating to the Securities in accordance with the provisions of Rule 424(b) (“Rule 424(b)”) of the 1933 Act Regulations.

Any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement.

The final prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 6 of Form F-3 under the 1933 Act, are collectively referred to herein as the “Prospectus.”

The Company previously filed with the Commission a registration statement on Form F-6 (No. 333- 202488), which covers the registration of the Offered ADSs under the 1933 Act. The registration statement relating to the Offered ADSs, as amended at the time it became effective, is hereinafter referred to as the “ADS Registration Statement.”

The Company has prepared, in accordance with French legal and regulatory requirements, (i) the Company’s French version of the annual financial report related to the financial year ended December 31, 2021 published on the Company’s website (the “2021 Annual Financial Report”), (ii) the Company’s French version of the half-year financial report for the period ended June 30, 2022 published on the ’Company’s website (the “2022 Half Year Financial Report”), (iii) the Company’s French version of the interim financial report for the period ended September 30, 2022 published on the Company’s website (the “2022 Interim Financial Report” and together with the 2022 Annual Financial Report and the 2022 Half-Year Financial Report, the “Financial Reports”).

The Company has also prepared (i) French and English language press releases published by the Company since (and including) March 3, 2022 and up to and including the date hereof, including the French and English language press releases announcing the publication of the 2022 Half-Year Financial Report, excluding information contained in hyperlinks included in such press releases (together, the “Press Releases”), (ii) the French and English language press releases announcing the launch of the Global Offering (the “Launch Press Release”) and (ii) on its website, a corporate presentation dated December 2022 (the “Corporate Presentation” and together with the Financial Reports, the Press Releases and the Launch Press Release, the “French Disclosure Materials”).

For purposes of this Agreement, all references to the Registration Statement, the ADS Registration Statement, the 1934 Act Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means 6:30 p.m., New York City time, on February 2, 2023 or such other time as agreed by the Company and the Representatives.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses issued at or prior to the Applicable Time, the most recent preliminary prospectus that is furnished to the Underwriters for general distribution to prospective investors prior to the Applicable Time and the information included on Schedule B-1 hereto, all considered together.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the 1933 Act Regulations (“Rule 433”), including without limitation any “free writing prospectus” (as defined in Rule 405 of the 1933 Act Regulations (“Rule 405”)) relating to the Securities that is (i) required to be filed with the Commission by the Company, (ii) a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) exempt from filing with the Commission pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule B-2 hereto.

“Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

“Pricing Press Release” means the press release, in French and in English, to be issued by the Company promptly after the execution of this Agreement and announcing the results of the Global Offering including the pricing of the share capital increase (together with the Launch Press Release, the “Offering Press Releases”).

For the avoidance of doubt, all references in this Agreement to the French Disclosure Materials shall be deemed to refer to the Financial Statements, the Press Releases and the Corporate Presentation and, when published, the Offering Press Release.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include all such financial statements and schedules and other information incorporated or deemed incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be, prior to the execution and delivery of this Agreement; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the rules and regulations of the Commission promulgated thereunder (the “1934 Act Regulations”), incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be, at or after the execution and delivery of this Agreement.

Section 1. Representations and Warranties.

(a) Representations and Warranties by the Company. The Company represents and warrants to each Underwriter as of the date hereof, the Applicable Time, the Closing Time (as defined below) and any Date of Delivery (as defined below), and agrees with each Underwriter, as follows:

(i) Registration Statements and Prospectuses. The Company meets the requirements for use of Form F-3 under the 1933 Act. Each of the Registration Statement and the ADS Registration Statement and any post-effective amendment thereto has become effective under the 1933 Act. No stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued by the Commission and no proceedings for any of those purposes have been instituted by the Commission or are pending or, to the knowledge of the Company, contemplated by the Commission. The Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and the ADS Registration Statement and any post-effective amendment thereto, at the time it became effective, and at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) under the 1933 Act Regulations, complied in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations. Each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Offered ADSs was or will be identical in all substantive respects to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

The Registration Statement, any preliminary prospectus, the Prospectus and the ADS Registration Statement and the filing of the Registration Statement, any preliminary prospectus, the Prospectus and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company and each of the Registration Statement and the ADS Registration Statement has been duly executed pursuant to such authorization.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations. The initial effective date of the Registration Statement was not earlier than the date three years before the Applicable Time.

(ii) Accurate Disclosure. None of the Registration Statement, the ADS Registration Statement and any amendments thereto, at its effective time, at the Closing Time or at any Date of Delivery, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, none of (A) the General Disclosure Package and (B) any individual Issuer Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at the Closing Time or at any Date of Delivery, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, at the time the Registration Statement became effective or when such documents incorporated by reference were filed with the Commission, as the case may be, when read together with the other information in the Registration Statement, the General Disclosure Package or the Prospectus, as the case may be, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the ADS Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. For purposes of this Agreement, the only information so furnished shall be the information in the fifth, seventh, and seventeenth through twenty second paragraphs under the heading “Underwriting” in each case contained in such Registration Statement, General Disclosure Package or Prospectus (collectively, the “Underwriter Information”).

As of their respective date, the French Disclosure Materials are true complete and accurate in all material respects. They contain the necessary information which is material to an investor for making an informed assessment of the assets and liabilities, profit and losses, financial position, and prospects of the Company and on the rights attached to the Offered ADSs and the Shares and all information that is otherwise material in the context of the Global Offering. The Financial Reports and, when published, the Offering Press Releases conformed, conform and will conform, as appropriate, with the requirements set forth by applicable laws and regulations, including the General Regulations of the French Autorité des marchés financiers (“AMF”) and the AMF’s guidelines. The information contained in the French Disclosure Materials and, when published, the Offering Press Releases, conforms or will conform in all material respects to the relevant portions of the information contained in the Registration Statement, the ADS Registration Statement and the Prospectus except for information included in the Registration Statement, the ADR Registration Statement or the Prospectus but not required to be included in the Financial Reports and the Offering Press Releases.

(iii) Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the 1933 Act or Section 21E of the 1934 Act) contained in the Registration Statement, the General Disclosure Package or the Prospectus (i) was so included by the Company in good faith and with reasonable basis after due consideration by the Company of the underlying assumptions, estimates and other applicable facts and circumstances and (ii) is accompanied by meaningful cautionary statements identifying those factors that could cause actual results to differ materially from those in such forward-looking statement.

(iv) Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Each Issuer Free Writing Prospectus that is required to be filed with the Commission by the Company, including each Issuer General Use Free Writing Prospectus, has been so filed with the Commission in accordance with the requirements of Rule 164 and Rule 433.

(v) [Reserved]

(vi) Company not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the 1933 Act Regulations) of the Securities and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(vii) Foreign Private Issuer. The Company is a “foreign private issuer” within the meaning of Rule 405 under the 1933 Act.

(viii) Independent Accountants. To the knowledge of the Company, the accountants who certified the financial statements and supporting schedules incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus are independent public accountants as required by the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, and the Public Company Accounting Oversight Board. To the knowledge of the Company, the accountants who certified the financial statements and supporting schedules incorporated by reference in the Financial Reports included in the French Disclosure Materials are independent public accountants as required by the AMF General Regulations and under the professional rules of the “Compagnie Nationale des Commissaires aux Comptes”.

(ix) Financial Statements. The financial statements included or incorporated by reference in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, together with the related schedules, if any, and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, shareholders’ equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board applied on a consistent basis throughout the periods involved. The supporting schedules included in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, if any, present fairly in all material respects in accordance with IFRS the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the General Disclosure Package and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act or the 1933 Act Regulations. All disclosures contained in the Registration Statement, the General Disclosure Package or the Prospectus, or incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G of the Exchange Act Item 10 of Regulation S-K of the 1933 Act, to the extent applicable.

(x) No Material Adverse Change. Except as otherwise stated therein, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or in the ability of the Company to consummate the transactions contemplated by this Agreement or perform its obligations thereunder (a “Material Adverse Effect”), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(xi) Good Standing of the Company. The Company has been duly organized and is validly existing as a société anonyme in good standing under the laws of the French Republic and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. Each member of the corporate bodies of the Company has been lawfully appointed or elected in such capacity and are validly in office in accordance with applicable laws. No proceeding of mandat ad hoc, conciliation, sauvegarde (including sauvegarde accélérée), redressement judiciaire or liquidation judiciaire is existing with respect to the Company and the Company is not insolvent. The by-laws (statuts) of the Company comply with the requirements of applicable French law and are in full force and effect.

(xii) Good Standing of Subsidiaries. Each “significant subsidiary” of the Company (as such term is defined in Rule 1-02 of Regulation S-X) (each, a “Subsidiary” and, collectively, the “Subsidiaries”) has been duly organized and is validly existing in good standing (to the extent such concept is applicable) under the laws of the jurisdiction of its incorporation or organization, has corporate or similar power and authority to own, lease and operate its properties and to conduct its business as described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. None of the outstanding shares of capital stock of any Subsidiary of the Company were issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are (A) Cellectis, Inc., Calyxt, Inc. and Cellectis Biologics, Inc. and (B) certain other subsidiaries which, considered in the aggregate as a single subsidiary, do not constitute a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X.

(xiii) Capitalization. The authorized, issued and outstanding shares of capital stock of the Company are as set forth in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities, options, free shares (actions gratuites) or warrants referred to in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus). The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable in compliance with French law. None of the outstanding shares of capital stock of the Company were issued in violation of preemptive rights (droit préférentiel de souscription), priority rights (délai de priorité) or other similar rights of any securityholder of the Company.

The holders of outstanding Ordinary Shares, as described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, are not entitled to preemptive rights (droit préférentiel de souscription), priority rights (délai de priorité) or other similar rights to acquire the Shares or the Offered ADSs that have not been waived with respect to the offering of the Offered ADSs in accordance with their terms and all applicable laws; there are no outstanding securities convertible into, or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares or any other class of share capital of the Company, except in each case as set forth in the French Disclosure Materials, the Registration Statement, the General Disclosure Package or the Prospectus. Subject to the payment of the purchase price for each Share and the issuing of a certificate acknowledging such payment by the transfer agent (certificat du dépositaire) in accordance with Article L.225-146 of the French Commercial Code (code de commerce), the Shares, will be validly issued, fully paid and may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing Offered ADSs. The Offered ADSs, when issued and delivered against payment therefor, will be freely transferable by the Company to or for the account of the several Underwriters; and there are no restrictions on subsequent transfers of the Shares or the Offered ADSs under the laws of the French Republic or the United States except as described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus.

(xiv) Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(xv) Authorization and Description of Securities. The Securities to be purchased by the Underwriters from the Company have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and pursuant to the resolutions passed at the combined general shareholders’ meeting of the Company held on June 28, 2022 and the appropriate decisions of the Board of Directors and of the Chief Executive Officer (Directeur Général) of the Company, and all maximum amounts applicable to these authorizations have been respected, and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued, in accordance with Article L. 225-136 of the French Commercial Code (code de commerce) and the seventeenth resolution of the Company’s combined general meeting of shareholders held on June 28, 2022, and fully paid and non-assessable; and the issuance of the Securities is not subject to preemptive rights (droit préférentiel de souscription), priority rights (délai de priorité) or other similar rights of any securityholder of the Company that have not been waived with respect to the offering of the Offered ADSs in accordance with their terms and all applicable laws. The Securities conform in all material respects to all statements relating thereto contained in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. No holder of Securities will be subject to personal liability by reason of being such a holder.

(xvi) Authorization of Deposit Agreement, ADSs and Ordinary Shares. The Deposit Agreement has been duly authorized, executed and delivered by the Company, constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; upon due issuance by the Depositary of the ADRs evidencing the Offered ADSs against the deposit of the underlying Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such Offered ADSs and ADRs will be duly and validly issued, and the persons in whose names the Offered ADSs and ADRs are registered will be entitled to the rights specified therein, respectively, and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Registration Statement, the General Disclosure Package, the Prospectus, the Financial Report and the Offering Press Releases. The issuance and sale of the Offered ADS, the deposit of the underlying Shares with the Depositary and the issuance of the ADRs evidencing the Offered ADSs as contemplated by this Agreement and the Deposit Agreement will neither (i) cause any holder of any Ordinary Shares or ADSs or securities convertible into or exchangeable or exercisable for Ordinary Shares or ADSs or options, warrants or other rights to purchase Ordinary Shares or ADSs or any other securities of the Company to have any right to acquire any shares of preferred stock of the Company, nor (ii) trigger any anti-dilution rights of any such holder with respect to such underlying Shares, ADSs, securities, options, warrants or rights.

(xvii) Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered for sale pursuant to the Registration Statement or otherwise registered for sale or sold by the Company under the 1933 Act pursuant to this Agreement.

(xviii) Absence of Violations, Defaults and Conflicts. Neither the Company nor any of its subsidiaries is (A) in violation of its Organizational Documents, (B) in default (or with the giving of notice or lapse of time would be in default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound or to which any of the properties or assets of the Company or any subsidiary is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, or (C) in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The execution, delivery and performance of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated herein or therein and in the Registration Statement, the General Disclosure Package and the Prospectus (including the issuance and sale of the Securities and deposit with the Depositary of the Shares represented by the Offered ADSs and the use of the proceeds from the sale of the Securities as described therein under the caption “Use of Proceeds”) and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect), nor will such action result in (A) any violation of the provisions of the Organizational Document (as defined below) of the Company or any of its subsidiaries or (B) the violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except with respect to clause (B), such violations as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. As used herein, “Organizational Documents” means, with respect to any person, the memorandum of association, articles of association, articles of incorporation, certificate of incorporation, bylaws and any charter, partnership agreements, joint venture agreements or other organizational documents of such entity and any amendments thereto. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

(xix) Absence of Labor Dispute. No labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent, and to the knowledge of the Company, there are no existing or imminent labor disturbances by the employees of any of the Company’s or any subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.

(xx) Absence of Proceedings. Except as disclosed in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any Governmental Entity now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expect to materially and adversely affect their respective properties or assets or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; and the aggregate of all pending legal or governmental proceedings to which the Company or any such subsidiary is a party or of which any of their respective properties or assets is the subject which are not described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

(xxi) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described in all material respects and filed as required.

(xxii) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Offered ADSs or the issuance and deposit with the Depositary of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1933 Act Regulations, the rules of the Nasdaq Global Market, state securities laws or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

(xxiii) Possession of Licenses and Permits. The Company and its subsidiaries possess and are operating in compliance with such permits, licenses, franchises, exemptions, approvals, certifications, clearances, consents and other authorizations (collectively, “Governmental Licenses”) issued by the U.S. Food and Drug Administration (“FDA”), the United States Department of Agriculture (“USDA”), the United States Department of Health and Human Services (“HHS”), the European Commission, the

European Medicines Agency (the “EMA”), the Competent Authorities of the Member States of the European Economic Area (including the Agence Nationale de Sécurité du Médicament et des Produits de Santé), or other comparable federal, state, local or foreign governmental and regulatory authorities (collectively, the “Regulatory Authorities”) necessary to conduct the business now operated by them as described in the Registration Statement, the General Disclosure Package and the Prospectus, except where the failure so to possess or comply with such Governmental Licenses would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All such Governmental Licenses are in full force and effect, except where the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. To the Company’s knowledge, the Company has fulfilled and performed all of its material obligations with respect to the Governmental Licenses, and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of such Governmental Licenses.

(xxiv) Compliance with Regulatory Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries: (A) are and at all times have been in material compliance with all applicable statutes, rules or regulations of the Regulatory Authorities applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product candidate under development, manufactured or distributed by the Company or its subsidiaries (“Applicable Laws”), including, without limitation, the Federal Food, Drug and Cosmetic Act (21 U.S.C. § 301 et seq.), the Plant Protection Act (7 U.S.C. § 7701 et seq.), the U.S. Anti-Kickback Statute (42 U.S.C. Section 1320a-7b(b)), the U.S. Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h), the U.S. Civil False Claims Act (31 U.S.C. Section 3729 et seq.), the criminal False Claims Law (42 U.S.C. § 1320a- 7b(a)), all criminal laws relating to health care fraud and abuse, including but not limited to 18 U.S.C. Sections 286 and 287, and the health care fraud criminal provisions under the U.S. Health Insurance Portability and Accountability Act of 1996 (“HIPAA”) (42 U.S.C. Section 1320d et seq.), the exclusion laws (42 U.S.C. § 1320a-7), the civil monetary penalties law (42 U.S.C. § 1320a-7a), HIPAA, as amended by the Health Information Technology for Economic and Clinical Health Act (42 U.S.C. Section 17921 et seq.), and the regulations promulgated pursuant to such statutes; the Medicare statute (Title XVIII of the Social Security Act); the Medicaid statute (Title XIX of the Social Security Act); and regulations promulgated pursuant to such laws, and comparable state laws, and all other local, state, federal, national, supranational and foreign health care laws relating to the regulation of the Company; (B) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any Regulatory Authority or court of competent jurisdiction alleging or asserting material noncompliance with any Applicable Laws or any Governmental Licenses; (C) possesses all material Governmental Licenses and such Governmental Licenses are valid and in full force and effect and the Company is not in material violation of any term of any such Governmental Licenses; (D) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any Regulatory Authority or third party alleging that any product development activity is in material violation of any Applicable Laws or Governmental Licenses and has no knowledge that any Regulatory Authority or third party is considering any such claim, litigation, arbitration, action, suit, investigation or proceeding; (E) has not received notice that any Regulatory Authority has taken, is taking or intends to take action to suspend or revoke any material Governmental Licenses and has no knowledge that any Regulatory Authority is considering such action; and (F) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Governmental Licenses and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission). Neither the Company nor any subsidiary is a party to or has any ongoing reporting obligations pursuant to any corporate integrity agreements, deferred prosecution agreements, monitoring agreements, consent decrees, settlement orders, plans of correction or similar agreements with or imposed by any Governmental Entity. Additionally, neither the Company, its subsidiaries nor to the knowledge of the Company, any of their respective employees, officers or directors has been excluded, suspended or debarred from participation in any U.S. federal health care program or human clinical research or, to the knowledge of the Company, is subject to a governmental inquiry, investigation, proceeding, or other similar action that could reasonably be expected to result in debarment, suspension, or exclusion.

(xxv) Pre-Clinical and Clinical Studies. The clinical, pre-clinical and other studies and tests conducted by or, to the Company’s knowledge, on behalf of the Company or its subsidiaries or in which the Company or its subsidiaries or its product candidates have participated were and, if still ongoing, are being conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to applicable good laboratory practices and other standard medical and scientific standards and all applicable Governmental Licenses and Applicable Laws; the descriptions of the preliminary, interim or final results of such studies, tests and trials contained in the French Disclosure Materials (other than the Corporate Presentation), the Registration Statement, the General Disclosure Package and the Prospectus are, to the Company’s knowledge, and with respect to the Corporate Presentation, are, accurate and complete in all material respects and fairly present the data derived from such studies, tests and trials; except to the extent disclosed in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor its subsidiaries are aware of any studies, tests or trials, the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus when viewed in the context in which such results are described and the clinical or pre-clinical state of development; and, except to the extent disclosed in the French Disclosure Materials, the Registration Statement, the General Disclosure Package or the Prospectus, neither the Company nor its subsidiaries have received any notices or correspondence from any Regulatory Authority requiring the termination or suspension of any studies, tests or preclinical trials conducted by or on behalf of the Company.

(xxvi) Title to Property. The Company and its subsidiaries have good and marketable title to all real property owned by them and good title to all other properties owned by them (excluding for the purpose of this Section 1(a)(xxvi), Intellectual Property (as defined below)), in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except such as (A) are described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package or the Prospectus, are in full force and effect, and neither the Company nor any such subsidiary has any notice of any claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, except, in each case, to the extent that any claim or adverse effect on the Company’s rights thereto would not reasonably be expected to have a Material Adverse Effect.

(xxvii) Possession of Intellectual Property. Except as described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries own or otherwise possess, hold or have obtained valid and enforceable licenses or other rights or believe that they can on commercially reasonable terms obtain such licenses or other rights under patent applications, patents, patent rights, inventions, copyrights, know how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks (both registered and unregistered), service marks, trade names, software, domain names and other intellectual property, including registrations and applications for registration thereof (collectively, “Intellectual Property”) used in, or necessary to carry on, the business now operated by the Company and its subsidiaries and as currently proposed to be operated by them, as disclosed in the French Disclosure Materials the Registration Statement, the General Disclosure Package and the Prospectus, except as such failure to own or obtain such licenses or other rights would not reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, there are no rights of third parties to any such Intellectual Property, including no liens, security interests, or other encumbrances that would reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, there is no infringement by third parties of any Intellectual Property owned by, or licensed to, the Company or its subsidiaries that would reasonably be expected to result in a Material Adverse Effect. None of the Intellectual Property

described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus as owned by or licensed to the Company or its subsidiaries (collectively, the “Company Intellectual Property”) has been adjudged invalid or unenforceable, in whole or in part; except as described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of, or challenging the Company’s ownership of or rights in or to, any Company Intellectual Property; and neither the Company nor any of its subsidiaries is aware of any facts or circumstances that would render any Company Intellectual Property invalid or unenforceable or of inadequate scope to protect the interests of the Company or any of its subsidiaries in conducting their business, except, in each case, as described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus or as would not reasonably be expected to result in a Material Adverse Effect. Except as described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, there is no currently pending or, to the knowledge of the Company, threatened action, suit, proceeding or claim by a third party alleging that the Company or any of its subsidiaries infringes, misappropriates, or otherwise violates, or would, upon commercialization of any product candidate described in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, infringe, misappropriate or otherwise violate, any Intellectual Property of third parties, and neither the Company nor any of its subsidiaries has received any notice alleging, or is otherwise aware of, any facts or circumstances that would give rise to such an action, proceeding or claim, except, in each case, where such infringement, misappropriation or other violation would not reasonably be expected to result in a Material Adverse Effect. To the Company’s knowledge, no material technology employed by the Company has been obtained or is being used by the Company in violation of any contractual or legal obligation binding on the Company or any of its officers, directors or employees, which violation relates to the breach of a confidentiality obligation, obligation to assign Intellectual Property to a previous employer or obligation otherwise not to use the Intellectual Property of a third party. To the Company’s knowledge, there are no material defects in any of the patents or patent applications within the Intellectual Property.

(xxviii) Environmental Laws. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus or as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any applicable federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) to the knowledge of the Company, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or Governmental Entity, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxix) Accounting Controls and Disclosure Controls. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, the Company and its subsidiaries maintain a system of internal accounting controls (as designed in Rule 13a-15(f) of the 1934 Act) sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus fairly presents in all material respects the information called for, and is prepared in accordance with, the Commission’s rules and guidelines applicable thereto. The report of the Company’s management on the Company’s internal control over financial reporting is included in the Company’s annual report on Form 20-F for the year ended December 31, 2021, which is incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company’s internal control over financial reporting. The Company and each of its subsidiaries maintain a system of disclosure controls and procedures (as defined in Rule 13a-15 and Rule 15d-15 under the 1934 Act Regulations) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(xxx) Compliance with the Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(xxxi) Payment of Taxes. The Company and its subsidiaries have filed all material tax returns that are required to have been filed by them pursuant to applicable national, provincial, local and non-U.S. tax law, have paid all material taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been established by the Company. The charges, accruals and reserves on the books of the Company in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be expected to result in a Material Adverse Effect.

(xxxii) Insurance. The Company and its subsidiaries carry or are entitled to the benefits of insurance, with reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute and of comparable size engaged in the same or similar business, and all such insurance is in full force and effect. The Company has no reason to believe that it or any of its subsidiaries will not be able (A) to renew its existing insurance coverage as and when such policies expire or (B) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not reasonably be expected to result in a Material Adverse Effect. Neither of the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied.

(xxxiii) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (collectively, the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan”

established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(xxxiv) Investment Company Act. The Company is not required, and upon the issuance and sale of the Securities and the deposit with the Depositary of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the General Disclosure Package and the Prospectus will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”).

(xxxv) Absence of Manipulation. Neither the Company nor, to the knowledge of the Company, any affiliate of the Company has taken, nor will the Company or any affiliate controlled by the Company take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or to result in a violation of Regulation M under the 1934 Act. Neither the Company, nor any of its affiliates, has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or that might reasonably be expected to cause or result in, the stabilization of the Securities in violation of applicable European Union or French laws or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities. The Company has not taken or omitted to take any action nor will take any action or omit to take any action which may result in the loss by any of the Underwriters of the ability to rely on any stabilization safe harbor provided under the Commission Delegated Regulation (EU) 2016/1052 of 8 March 2016, as amended, supplementing Regulation (EU) No 596/2014 of the European Parliament and of the Council with regard to regulatory technical standards for the conditions applicable to buy-back programs and stabilization measures. The Company authorizes Jefferies LLC and Barclays Capital Inc. to make adequate public disclosure of information, and to act as the central point responsible for handling any request from a competent authority, in each case as required by Article 6(5) of Commission Delegated Regulation (EU) 2016/1052 of March 8, 2016, as amended, with regard to regulatory technical standards for conditions applicable to buy-back programs and stabilization measures.

(xxxvi) No Market Abuse. The Company has complied in all material respects with the applicable provisions of EU Regulation No 596/2014 of April 16, 2014 on market abuse, as amended, delegated EU regulations adopted thereunder and the equivalent French laws and regulations (the “Market Abuse Rules”) and has taken adequate measures and has adequate procedures in place in order to ensure such compliance. Neither the allotment of the Securities nor the sale of the Securities and the consummation of the transactions contemplated by this Agreement will cause or result in the violation of any material provision of the Market Abuse Rules, and none of the Company’s board members nor, to the knowledge of the Company, any officer, agent, or other person acting on behalf of the Company (except for the Underwriters, in respect of which the Company makes no representation) has done any act or engaged in any course of conduct constituting such violation.

(xxxvii) No Unlawful Payments. Neither the Company, its subsidiaries, nor, to the knowledge of the Company, any of its or its subsidiaries’ directors, officers, employees, agents, affiliates or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt

Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, Articles 432-11 et seq., 433-1 and 433-2, 433-22 to 433-25, 435-1 et seq. and 445-1 et seq. of the French Criminal Code (code pénal) or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company and its subsidiaries have instituted, maintain and enforce, and are reasonably expected to continue to maintain and enforce, policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(xxxviii) Compliance with Anti-Money Laundering Laws. The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the Bank Secrecy Act, as amended by Title III of the USA Patriot Act, and other applicable money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency, including but not limited to, the Cellule française de lutte contre le blanchiment de capitaux et le financement du terrorisme (TRACFIN) and the Office central pour la repression de la grande délinquance financière (OCRGDF) (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(xxxix) No Conflicts with Sanctions Laws. Neither the Company, its subsidiaries, nor, to the knowledge of the Company, any of its or its subsidiaries’ directors, officers, employees, agents, affiliates or other person associated with or acting on behalf of the Company or any of its subsidiaries is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State and including, without limitation, the designation as a “specially designated national” or “blocked person”), the United Nations Security Council (“UNSC”), the European Union, His Majesty’s Treasury (“HMT”), France or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Syria, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, Crimea and regions of Ukraine (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business with any person that, at the time of such funding or facilitation, is the subject or target of Sanctions, (ii) to fund or facilitate any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions for the past three years, the Company and its subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any Sanctioned Country.

(xl) Lending Relationship. Except as disclosed in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Securities to repay any outstanding debt owed to any affiliate of any Underwriter.

(xli) No Finder’s Fee. There are no contracts, agreements or understandings between the Company and any person (other than this Agreement) that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Securities.

(xlii) Statistical and Market-Related Data. Any statistical and market-related data included in the French Disclosure Materials, the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Company believes, after reasonable inquiry, to be reliable and accurate and, to the extent required, the Company has obtained the written consent to the use of such data from such sources.

(xliii) Incorporation of Documents by Reference. The Company meets the requirements to incorporate documents by reference in the Registration Statement pursuant to Item 6 of Form F-3 under the 1933 Act and the 1933 Act Regulations.

(xliv) No Rated Securities. Neither the Company nor its subsidiaries have any debt securities or preferred stock that are rated by any “nationally recognized statistical rating agency” (as defined in Section 3(a)(62) of the 1934 Act).

(xlv) Validity of Choice of Law. The choice of the law of the State of New York as the governing law of this Agreement and the Deposit Agreement are valid choices of law under the laws of the French Republic and will be honored by courts in France, subject to the conditions and restrictions described under the caption “Enforceability of Civil Liabilities” in the General Disclosure Package and the Prospectus and to compliance with relevant civil procedural requirements (which do not involve a re-examination of the merits of the claim) in France. The Company has the power to submit, and pursuant to Section 17 of this Agreement and Section 7.6 of the Deposit Agreement, has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each United States federal court and New York state court located in the Borough of Manhattan, in The City of New York, New York, United States (each, a “New York Court”), and the Company has the power to designate, appoint and authorize, and pursuant to Section 17 of this Agreement and Section 7.6 of the Deposit Agreement, has legally, validly, effectively and irrevocably designated, appointed an authorized agent for service of process in any action arising out of or relating to this Agreement, the Deposit Agreement or the Securities in any New York Court, and service of process effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided in Section 17 of this Agreement and Section 7.6 of the Deposit Agreement.

(xlvi) No Immunity. Neither the Company nor any subsidiary of the Company nor, to the extent applicable, any of their respective properties, assets or revenues has any right of immunity under French, New York or United States federal law, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any French, New York or United States federal court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such court, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, the Deposit Agreement or the Securities; and, to the extent that the Company, or any subsidiary of the Company or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any such court in which proceedings may at any time be commenced, each of the Company and its subsidiaries waives or will waive such right to the extent permitted by law and has consented to such relief and enforcement as provided in Section 17 of this Agreement and Section 7.6 of the Deposit Agreement.

(xlvii) Judgment Currency. Any final judgment for a fixed sum of money rendered by a New York Court having jurisdiction under New York law in respect of any suit, action or proceeding against the Company based upon this Agreement or the Deposit Agreement would be recognized and enforced against the Company by French courts without re-examining the merits of the case under the common law doctrine of obligation; provided that (A) the court having rendered the judgement is materially connected to the dispute, (B) such judgment or the enforcement thereof is not contrary to French international public policy, both pertaining to the merits and due process, (C) such judgment was not obtained by fraudulent means and (D) such judgement does not conflict with any other enforceable judgment in the same matter between the same parties, and an action between the same parties in the same matter is not pending in any French court at the time enforcement of the foreign judgement is sought.

(xlviii) PFIC Status. For the taxable year ended December 31, 2021, the Company does not believe that it was a “passive foreign investment company” (“PFIC”) as such term is defined in Section 1297 of the Code and it has not yet been determined whether the Company will be a PFIC for the taxable year ended December 31, 2022 or the taxable year ending December 31, 2023 that includes the offering and sale of the Securities.

(xlix) Cybersecurity. The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear, to the Company’s knowledge, of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable physical, technical and administrative controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data, including “Personal Data,” used in connection with their businesses. “Personal Data” means (i) any information reasonably capable of being used to identify any natural person, household or device; (ii) any information which would qualify as “personally identifying information” under the Federal Trade Commission Act, as amended; (iii) “personal data” as defined by GDPR; (iv) any information which would qualify as “protected health information” under the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act (collectively, “HIPAA”); and (v) any other information governed by applicable Privacy Laws (as defined below). To the Company’s knowledge, there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification, except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(xlx) Privacy. The Company is, and at all times has been, in material compliance with all applicable data privacy and security laws and regulations, including the European Union General Data Protection Regulation) (EU 2016/679), for which material non-compliance with same would be reasonably likely to create a material liability (collectively, the “Privacy Laws”). To the knowledge of the Company, the execution, delivery and performance of this Agreement or any other agreement referred to in this Agreement will not result in a breach or violation of any Privacy Laws. The Company (i) has not received written notice from any governmental authority of any actual or potential liability under or relating to, or actual or potential violation of, any of the Privacy Laws, and has no knowledge of any event or condition that would reasonably be expected to result in any such notice, (ii) is not currently conducting or paying for, in whole or in part, any investigation, remediation, or other corrective action pursuant to any Privacy Law, and (iii) is not a party to any order or decree that imposes any obligation or liability under any Privacy Law.

(b) Officer’s Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

Section 2. Issuance, Purchase, Sale and Delivery to Underwriters; Closing.

(a) Initial ADSs. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, at the price per Initial Share to be delivered in the form of an Initial ADS, set forth in Schedule A, that number of Initial Shares (to be delivered in the form of Initial ADSs) set forth in Schedule A opposite the name of such Underwriter, plus any additional number of Initial Shares (to be delivered in the form of Initial ADSs) which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof, subject, in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional ADSs.

(b) Option ADSs. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,320,000 Option Shares (to be delivered in the form of Option ADSs), at the price per Option Share (to be delivered in the form of an Option ADS) set forth in Schedule A. The option hereby granted may be exercised for 30 days after the date hereof and may be exercised in whole or in part at any time upon notice by the Representatives to the Company setting forth the number of Option Shares (to be delivered in the form of Option ADSs) as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares (to be delivered in the form of Option ADSs). Such time and date of delivery (“Date of Delivery”) shall be determined by the Representatives, but shall not be later than seven full business days, nor earlier than two full business days (unless delivery of the Option Shares is to occur concurrently with delivery of the Initial Shares at the Closing Time (defined below)), after the exercise of said option, except as otherwise agreed by the Representatives and the Company, nor in any event prior to the delivery (règlement-livraison) of the Initial Shares at Closing Time. If the option is exercised as to all or any portion of the Option Shares (to be delivered in the form of Option ADSs), each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares (to be delivered in the form of Option ADSs) then being purchased which the number of Initial Shares (delivered in the form of Initial ADSs) set forth in Schedule A opposite the name of such Underwriter bears to the total number of Initial Shares (delivered in the form of Initial ADSs), subject, in each case, to such adjustments as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional ADSs.

(c) No firm underwriting. The obligations of the Underwriters under this Agreement shall not constitute a firm underwriting (garantie de bonne fin) within the meaning of Article L. 225-145 of the French Commercial Code (code de commerce).

(d) Payment. Payment of the purchase price for, and delivery of the Initial Shares (to be delivered in the form of Initial ADSs through the facilities of through the facilities of the Depositary Trust Company), shall be made to the account specified by the Company to the Representatives, which account shall be held at Société Générale Securities Services, as transfer agent and registrar of the Company (the “Registrar”), or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (New York City time) on the second (third, if the pricing occurs after 4:00 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called “Closing Time”).

In addition, in the event that any or all of the Option Shares (to be delivered in the form of Option ADSs) are purchased by the Underwriters, payment of the purchase price for, and delivery of such Option Shares (to be delivered in the form of Option ADSs through the facilities of the DTC) shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company.

Payment for the Shares shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, which account shall be held at the Registrar. Subject to the issuing of a certificate acknowledging such payment by the transfer agent of the purchase price of the Initial ADSs and, as the case may be, an additional certificate acknowledging the payment by the transfer agent of the purchase price of the Option ADSs (certificat du dépositaire) in accordance with Article L.225-146 of the French Commercial Code (code de commerce), the Shares may be freely deposited by the Company with the Depositary against delivery by the Depositary to the Representatives for the respective accounts of the Underwriters of certificates or security entitlements for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, and receipt for, the Initial ADSs and the Option ADSs, if any, and to make payment of the purchase price for, the Initial Shares (to be delivered in the form of Initial ADSs) and the Option Shares (to be delivered in the form of Option ADSs), if any, which it has agreed to purchase. Jefferies

LLC and Barclays Capital Inc., individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Shares (to be delivered in the form of Initial ADSs) or the Option Shares (to be delivered in the form of Option ADSs), if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

Immediately after issuing the certificate (certificat du dépositaire), and as the case may be, the additional certificate, the Registrar shall send to Euroclear France, in the name and on behalf of the Company, a lettre comptable for the creation of the Initial Shares corresponding to the Initial ADSs and, as the case may be, the Option Shares corresponding to the Option ADSs, and for the credit thereof in an account opened in the name and on behalf of the Company in the books of the Registrar.

Delivery of the Offered ADSs shall be made through the facilities of DTC unless the Representatives shall otherwise instruct. Immediately following any payment to the Company by any Underwriter as described in this Section 2(d) and issuance of the certificate (certificat du dépositaire) by the Registrar, the Company shall pay to such Underwriter the product of $0.15 multiplied by the number of Shares paid for by such Underwriter with such payment, in United States dollars by wire transfer in immediately available funds to the account specified by such Underwriter to the Company, at the offices of Cooley LLP, 55 Hudson Yards, New York, New York 10001, or at such other time or place on the same or such other date, as the Representatives and the Company may agree upon in writing.

(e) Denominations; Registration. The ADRs evidencing the Initial ADSs and the Option ADSs, if any, shall be in definitive form, in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or such Date of Delivery, as the case may be.

Section 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

(a) Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 430B, and will notify the Representatives as soon as practicable, and confirm the notice in writing (which may be in electronic form), (i) when any post-effective amendment to the Registration Statement or the ADS Registration Statement shall become effective or any amendment or supplement to the Prospectus (including any prospectus wrapper) shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement, the ADS Registration Statement or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any post-effective amendment or of any order preventing or suspending the use of any preliminary prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(d) or 8(e) of the 1933 Act concerning the Registration Statement or the ADS Registration Statement and (v) if the Company becomes the subject of a proceeding under Section 8A of the 1933 Act in connection with the offering of the Securities. The Company will effect all filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)), and will take such steps as it deems reasonably necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order, prevention or suspension and, if any such order is issued, to obtain the lifting thereof as soon as practicable.

(b) Continued Compliance with Securities Laws. The Company will comply with the 1933 Act and the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations and applicable French securities laws and regulations so as to permit the completion of the distribution of the Offered ADSs as contemplated in this Agreement and in the Offering Press Releases, the Registration Statement, the General Disclosure Package and the Prospectus. If at any time when a prospectus relating to the Offered ADSs is (or, but for the exception afforded by Rule 172 of the 1933 Act Regulations (“Rule 172”), would be) required by the 1933 Act to be delivered in connection with sales of the Offered ADSs, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to (i) amend the Registration Statement or the ADS Registration Statement in order that the Registration Statement or the ADS Registration Statement will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) amend or supplement the General Disclosure Package or the Prospectus in order that the General Disclosure Package or the Prospectus, as the case may be, will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or (iii) amend the Registration Statement or the ADS Registration Statement or amend or supplement the General Disclosure Package or the Prospectus, as the case may be, in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly (A) give the Representatives notice of such event, (B) prepare any amendment or supplement as may be necessary to correct such untrue statement or omission or to make the Registration Statement, the ADS Registration Statement, the General Disclosure Package or the Prospectus comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement and (C) file with the Commission any such amendment or supplement; provided that the Company shall not file or use any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object. The Company will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request. The Company will give the Representatives notice of its intention to make any filing pursuant to the 1934 Act or 1934 Act Regulations from the Applicable Time to the Closing Time and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object. The information contained in such amendment or supplement shall be made available, to the extent the Representatives reasonably determine that it is required by applicable French laws after consultation with the Company, to the public in France through a press release communicated pursuant to applicable AMF rules. If any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company, to amend or supplement the Offering Press Releases in order to comply with the requirements of French securities law and regulations, the Company will prepare any amendment or supplement as may be necessary to comply with such requirements and, a reasonable amount of time prior to any proposed filing or use, furnish the Representatives with copies of any such amendment or supplement.

(c) Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement, as originally filed and each amendment thereto (including exhibits filed therewith) and copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and each amendment to the Registration Statement (without exhibits) for each of the Underwriters, in each case, if requested by the Representatives. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Delivery of Prospectuses. The Company has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when a prospectus relating to the Offered ADSs is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e) Blue Sky Qualifications. The Company will use its reasonable best efforts, in cooperation with the Underwriters, to qualify the Offered ADSs for offering and sale under (or obtain the exemptions from the application of) the applicable securities laws of such states and other jurisdictions within or outside of the United States as the Representatives may reasonably designate and to maintain such qualifications (or exemptions) in effect so long as required to complete the distribution of the Offered ADSs; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(f) Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act (which may be satisfied by filing with the Commission’s EDGAR system).

(g) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in accordance with the use of proceeds specified in the Offering Press Releases, the Registration Statement, the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(h) Listing. The Company will use its reasonable best efforts to effect and maintain the listing of the ADSs on the Nasdaq Global Market and of the underlying Shares on Euronext Growth in Paris. At the Closing Time, the Initial Shares shall have been approved for listing on Euronext Growth in Paris, subject only to official notice of issuance. At the Date of Delivery, the Option Shares shall have been approved for listing on Euronext Growth in Paris, subject only to official notice of issuance. The Company shall take all necessary steps required to be taken by the Company to have the Initial Shares and the Option Shares admitted to the systems of Euroclear France, Clearstream Banking SA, a public limited company (Luxembourg) and Euroclear Bank SA/NV (collectively, “Euroclear”).

(i) Restriction on Sale of Securities. During a period of 90-days from the date of the Prospectus (the “Lock-Up Period”), the Company will not, without the prior written consent of Jefferies LLC and Barclays Capital Inc., (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any ADSs or Ordinary Shares or any securities convertible into or exercisable or exchangeable for ADSs or Ordinary Shares or file any registration statement (other than a registration statement on Form S-8 or Form F-6 pursuant to clause (F) of this Section 2(i)) under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the ADSs or Ordinary Shares, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of ADSs or Ordinary Shares or other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder and the Shares to be deposited with the Depositary in connection therewith, (B) any ADSs or Ordinary Shares issued by the Company upon the exercise of an option or warrant or the conversion of a security, in each case outstanding on the date hereof and referred to in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus, (C) any ADSs or Ordinary Shares issued, or share options, free shares (actions gratuites) and warrants to purchase ADSs or Ordinary Shares granted pursuant to existing equity-based employee compensation plans of the Company referred to in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus or any equity-based employee compensation plan of the Company approved by the shareholders of the Company at the Company’s Annual General Meeting, provided that, any securities under this clause (C) shall constitute “Lock-Up Securities” for purposes of the Lock-Up Agreement attached as Exhibit A, (D) any ADSs or Ordinary Shares issued, or share options, free shares (actions gratuites) and warrants to purchase ADSs or Ordinary Shares granted, pursuant to existing equity-based non-employee compensation plans of the Company referred to in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus or any equity-based non-employee compensation plan of the Company approved by the shareholders of the Company at the Company’s Annual General Meeting, provided that, any securities under this clause (D) shall constitute “Lock-Up Securities” for purposes of the Lock-Up Agreement attached as Exhibit A, (E) ADSs, Ordinary Shares or other securities issued by the Company in connection with joint ventures, commercial relationships or other strategic transactions, provided that (x) the aggregate number of securities issued pursuant to this clause (E) shall not exceed 5.0% of the total number of outstanding Ordinary Shares immediately following the issuance and sale of the Offered ADSs at the Closing Time pursuant hereto and (y) and such securities issued pursuant to this clause (E) during the 90-day restricted period described above shall be subject to the restrictions described in Exhibit A for the remainder of such restricted period and each newly appointed director or executive officer that is a recipient of recipient of any such securities shall enter into an agreement substantially in the form of Exhibit A attached hereto or (F) the filing by the Company of a registration statement on Form S-8 or Form F-6 covering the registration of securities issued, or to be issued, to employees, directors and/or consultants of the Company under (i) existing equity-based compensation plans referred to in the French Disclosure Materials, the Registration Statement, the General Disclosure Package and the Prospectus or (ii) new equity-based compensation plans approved by the shareholders of the Company at the Company’s Annual General Meeting.

(j) Reporting Requirements. The Company, during the period when a Prospectus relating to the Offered ADSs is (or, but for the exception afforded by Rule 172, would be) required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and 1934 Act Regulations.

(k) Issuer Free Writing Prospectuses. The Company agrees that, unless it obtains the prior written consent of the Representatives, it will not make any offer relating to the Offered ADSs that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” or a portion thereof, required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the Representatives will be deemed to have consented to the Issuer Free Writing Prospectuses listed on Schedule B-2 hereto and any “road show that is a written communication” within the meaning of Rule 433(d)(8)(i) that has been reviewed by the Representatives. The Company represents that it has treated or agrees that it will treat each such free writing prospectus consented to, or deemed consented to, by the Representatives as an “issuer free writing prospectus,” as defined in Rule 433, and that it has complied and will comply with the applicable requirements of Rule 433 with respect thereto, including timely filing with the Commission where required, legending and record keeping. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, any preliminary prospectus or the Prospectus or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, the Company will promptly notify the Representatives and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(l) Deposit of Shares. The Company agrees, prior to each Date of Delivery, to deposit Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing the applicable Offered ADSs will be issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Date of Delivery.

(m) Copies of Reports and Communications. During a period of five years from the effective date of the Registration Statement, the Company agrees to furnish to the Representatives and, upon request, to each of the other Underwriters a copy of its annual report to shareholders, and to deliver to the Representatives (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or mailed to shareholders; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided, however, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the 1934 Act and is timely filing reports with the Commission on its EDGAR reporting system, it is not required to furnish such reports, statements or additional information to the Underwriters. The Company will pay the required SEC filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Securities Act without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) under the Securities Act.

(n) Sales taxes. If the performance by the Underwriters of any of their obligations under this Agreement shall represent for VAT purposes under any applicable law the making by the Underwriters of any supply of goods or services to the Company (to the extent applicable), the Company shall pay to the Underwriters, in addition to the amounts otherwise payable by the Company pursuant to this Agreement, an amount equal to the VAT chargeable on any such supply of goods and services provided that the Underwriters have issued the Company with an appropriate VAT invoice in respect of the supply to which the payment relates. Where a sum (a “Relevant Sum”) is paid or reimbursed to the Underwriters pursuant to this Agreement in respect of any cost, expense or other amount and that cost, expense or other amount includes an amount in respect of irrecoverable VAT (the “VAT Element”) which has been certified as such by the Underwriters (acting reasonably), then the Company, to the extent applicable, shall, in addition, pay an amount equal to the VAT Element to the Underwriters. For the purposes of this Agreement, “VAT” means any French or non-French value added tax, sales tax or similar tax payable in addition to the price of any supply of goods or services.

(o) Euronext Notices. The Company will as soon as practicable, before or after the Closing Time and in any event within any prescribed period of time, give such notices to, or make such filings with, Euronext, as shall be required under any applicable laws or regulations in connection with this offering.

Section 4. Payment of Expenses.

(a) Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and each amendment thereto, (ii) the preparation, printing and delivery to the Underwriters of copies of each preliminary prospectus, each Issuer Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Underwriters to investors, (iii) the preparation, issuance and delivery of the ADRs evidencing the ADSs to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Company’s counsel, accountants and other advisors, (v) the qualification of the Offered ADSs (and, if necessary, the underlying Shares) under securities laws in accordance with the provisions of Section 3(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith, (vi) the fees and expenses of any transfer agent, registrar and/or depositary for the Securities, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Offered ADSs, including without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged with the approval of the Company in connection with the road show presentations and travel and lodging expenses of the representatives and officers of the Company and any such consultants (provided that the travel and lodging expenses of any representatives of the Underwriters shall be paid by the Underwriters) and the cost of other transportation chartered with the approval of the Company in connection with the road show (provided that 50% of the cost of any such chartered transportation in connection with the road show shall be paid by the Underwriters and the remaining 50% of such cost shall be paid by the Company), (viii) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by FINRA of the terms of the sale of the Securities, provided that, the amount payable by the Company pursuant to clause (v) above and this clause (viii), excluding requisite filing fees, shall not exceed $15,000, (ix) the fees and expenses incurred in connection with the listing of the Offered ADSs (and the underlying Shares) on the Nasdaq Global Market and Euronext Growth in Paris, (x) the costs and expenses of qualifying the Securities for inclusion in the book-entry settlement system of the DTC and (xi) the costs and expenses (including, without limitation, any damages or other amounts payable in connection with legal or contractual liability, but without duplication of any such amounts paid pursuant to Section 6 hereof) associated with the reforming of any contracts for sale of the Securities made by the Underwriters caused by a breach of the representation contained in the third sentence of Section 1(a)(ii).

(b) Termination of Agreement. If this Agreement is terminated by Jefferies LLC and Barclays Capital Inc. in accordance with the provisions of Section 5, Section 10(a)(i) or (iii) or Section 11 hereof, the Company shall reimburse the Underwriters for all of their reasonable, documented out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters, provided however, that if this Agreement is terminated pursuant to Section 11, the Company shall only be required to reimburse such costs, expenses, fees and disbursements of the Underwriters that have not failed to purchase the Securities that they have agreed to purchase hereunder.

Section 5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Company contained herein or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement; Rule 430B Information. The Registration Statement, including any Rule 462(b) Registration Statement, and the ADS Registration Statement have become effective and, at the Closing Time and any applicable Date of Delivery, no stop order suspending the effectiveness of the Registration Statement, the ADS Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued by the Commission and no proceedings for any of those purposes have been instituted by the

Commission or are pending or, to the knowledge of the Company, contemplated by the Commission; and the Company has complied with each request (if any) from the Commission for additional information. A prospectus containing the information that was omitted from the Registration Statement at the time the Registration Statement became effective but that is deemed to be part of the Registration Statement at the time it became effective pursuant to Rule 430B(f)(2) (the “Rule 430B Information”) shall have been filed with the Commission in the manner and within the time frame required by Rule 424(b) without reliance on Rule 424(b)(8) or a post-effective amendment providing such information shall have been filed with, and declared effective by, the Commission in accordance with the requirements of Rule 430B.

(b) Opinion of Counsel for Company. At the Closing Time, the Representatives shall have received the opinion, dated the Closing Time, of Jones Day, counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters.

(c) Opinion of French Counsel for the Company. At the Closing Time, the Representatives shall have received the opinion, dated the Closing Time, of Jones Day, French counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters.

(d) Opinion of Intellectual Property Counsel. At the Closing Time, the Representatives shall have received an opinion, each dated the Closing Time, of each of (A) Sylvain Espinasse, Vice President, Intellectual Property of the Company, and (B) (i) Simmons & Simmons LLP, (ii) Arrigo, Lee, Guttman & Mouta-Bellum LLP, (iii) Casimir Jones, S.C., (iv) Magda Carvalho, (v) Ernest Gutmann Yves Plasseraud S.A.S., and (vi) Fish & Richardson P.C., each special intellectual property counsel for the Company, in form and substance reasonably satisfactory to counsel for the Underwriters.

(e) Opinion of Counsel for Underwriters. At the Closing Time, the Representatives shall have received the opinion, dated the Closing Time, of Cooley LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance satisfactory to the Representatives.

(f) Opinion of Depositary’s Counsel. At the Closing Time, the Representatives shall have received an opinion, dated as of Closing Time, of Patterson Bellknap Webb & Tyler LLP, counsel for the Depositary, together with signed or reproduced copies of such letter for each of the other Underwriters, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters.

(g) Officers’ Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the Chief Executive Officer of the Company or the Chief Financial Officer of the Company, dated the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement under the 1933 Act has been issued by the Commission, no order preventing or suspending the use of any preliminary prospectus or the Prospectus has been issued by the Commission and no proceedings for any of those purposes have been instituted by the Commission or are pending or, to their knowledge, contemplated by the Commission.

(h) Depositary’s Certificate. The Depositary shall have furnished or caused to be furnished to the Underwriters a certificate satisfactory to the Representatives of one of its authorized officers with respect to the deposit with it of the Shares, the issuance of the ADRs evidencing the Shares delivered in the form of the Offered ADSs, the execution, issuance, countersignature and delivery of the ADRs evidencing the Shares delivered in the form of the Offered ADSs pursuant to the Deposit Agreement and such other customary matters related thereto as the Representatives may reasonably request.

(i) Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young et Autres a letter, dated such date, in form and substance reasonably satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(j) Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from Ernst & Young et Autres a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (i) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(k) Effective Deposit Agreement. The Deposit Agreement shall be in full force and effect.

(l) Approval of Listing. At the Closing Time, the underlying Initial Shares shall have been approved for listing on Euronext Growth in Paris, subject only to official notice of issuance.

(m) Certificat du dépositaire. At the Closing Time, once it has received the funds corresponding to the subscriptions, the Registrar shall issue the depositary certificate (certificat du dépositaire) provided for by Article L. 225-146 of the French Commercial Code (code de commerce), relating to the capital increase of the Company resulting from the subscription of the Initial Shares, and shall send a copy thereof to the Company and the Underwriters.

(n) Eligible for DTC Clearance. At or prior to the Closing Time and each Date of Delivery, the Securities shall be eligible for clearance and settlement through the facilities of the DTC.

(o) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit A hereto signed by each executive officer and director of the Company.

(p) Conditions to Purchase of Option ADSs. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option ADSs, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company and any of its subsidiaries hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

(i) Officers’ Certificate. A certificate, dated such Date of Delivery, of the Chief Executive Officer of the Company and of the Chief Financial Officer of the Company confirming that the certificate delivered at the Closing Time pursuant to Section 5(f) hereof remains true and correct as of such Date of Delivery.

(ii) Opinion of Counsel for Company. If requested by the Representatives, the opinion of Jones Day, counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option ADSs to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iii) Opinion of French Counsel for Company. If requested by the Representatives, the opinion of Jones Day, French counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option ADSs to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

(iv) Opinion of Intellectual Property Counsel. If requested by the Representatives, the opinions of each of (A) Sylvain Espinasse, Vice President, Intellectual Property of the Company, and (B) Zacco, Santarelli, Arrigo, Lee & Guttman LLP, Casimir Jones, S.C., Magda Carvalho, Egyp, Magda Carvalho and Fish & Richardson P.C., each special intellectual property counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option ADSs to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(d) hereof.

(v) Opinion of Counsel for Underwriters. If requested by the Representatives, the opinion of Cooley LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option ADSs to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(e) hereof.

(vi) Opinion of Depositary’s Counsel. If requested by the Representatives, the opinion of Patterson Belknap Webb & Tyler LLP, counsel for the Depositary, dated such Date of Delivery, relating to the Option ADSs to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(f) hereof.

(vii) Depositary Certificate. If requested by the Representatives, a certificate from the Depositary in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the certificate furnished to the Representatives pursuant to Section 5(h) hereof.

(viii) Bring-down Comfort Letter. If requested by the Representatives, a letter from Ernst & Young et Autres, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(j) hereof, except that the “specified date” in the letter furnished pursuant to this paragraph shall be a date not more than three business days prior to such Date of Delivery.

(ix) Approval of Listing. At such Date of Delivery, the underlying Option Shares shall have been approved for listing on Euronext Growth in Paris, subject only to official notice of issuance.

(x) Certificat du dépositaire. At such Date of Delivery, once it has received the funds corresponding to the subscriptions, the Registrar shall issue the depositary certificate (certificat du dépositaire) provided for by Article L. 225-146 of the French Commercial Code (code de commerce), relating to the capital increase of the Company resulting from the subscription of the Option Shares, and shall send a copy thereof to the Company and the Underwriters.

(q) Additional Documents. At the Closing Time and at each Date of Delivery (if any), counsel for the Underwriters shall have been furnished with such additional customary documents as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities and the deposit with the Depositary of the Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters. The Company will furnish the Representatives with such conformed copies of such documents as the Representatives reasonably request.

(r) CFO Certificate. At the time of execution of this Agreement, at the Closing Time and at each Date of Delivery (if any), the Company shall have furnished to the Representatives a certificate, dated the respective dates of delivery thereof and addressed to the Underwriters, of its chief financial officer with respect to certain financial data contained in the Registration Statement, the General Disclosure Package and the Prospectus in form and substance reasonably satisfactory to the Representatives.

(s) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option ADSs on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option ADSs, may be terminated by Jefferies LLC and Barclays Capital Inc. by notice to the Company at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8, 14, 15 and 16 shall survive any such termination and remain in full force and effect.

Section 6. Indemnification.

(a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates (as such term is defined in Rule 501(b) under the 1933 Act (each, an “Affiliate”)), its selling agents and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430B Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included (A) in any preliminary prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto), or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Offered ADSs (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or the omission or alleged omission in any preliminary prospectus, Issuer Free Writing Prospectus, any Prospectus or in any Marketing Materials of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company;

(iii) with respect to European Union investors in the European Offering, against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue, incomplete, or inaccurate statement or alleged untrue statement of a material fact contained in the French Disclosure Materials (or any amendment thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent constituting a breach of applicable French law;

(iv) against any and all reasonably documented expense whatsoever, as (including the reasonable fees and disbursements of counsel chosen by Jefferies LLC and Barclays Capital Inc.) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) or (iii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in the Registration Statement (or any amendment thereto), including the Rule 430B Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430B Information, the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriter Information.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Jefferies LLC and Barclays Capital Inc., and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

Section 7. Contribution. If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Offered ADSs pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions, which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Offered ADSs pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Offered ADSs pursuant to this Agreement (before deducting expenses (other than underwriting discounts and commissions)) received by the Company, on the one hand, and the total underwriting discount received by the Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate public offering price of the Offered ADSs as set forth on the cover of the Prospectus.

The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions received by such Underwriter in connection with the Shares underwritten by it and distributed to the public.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each Underwriter’s Affiliates and selling agents shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial ADSs set forth opposite their respective names in Schedule A hereto and not joint.

Section 8. Non-Exclusive Remedies. The remedies provided for in Section 6 and Section 7 of this Agreement are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

Section 9. Survival. All indemnities, rights of contribution, representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or its Affiliates or selling agents, any person controlling any Underwriter, its officers or directors or any person controlling the Company and (ii) delivery of and payment for the Securities.

Section 10. Termination of Agreement.

(a) Termination. Jefferies LLC and Barclays Capital Inc. may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, in the judgment of Jefferies LLC and Barclays Capital Inc., since the time of execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States, France or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in U.S., French or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of Jefferies LLC and Barclays Capital Inc., impracticable or inadvisable to proceed with the completion of the offering or to enforce contracts for the sale of the Offered ADSs, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission, the Nasdaq Global Market or the Euronext Growth in Paris, or (iv) if trading generally on the NYSE American or the New York Stock Exchange or in the Nasdaq Global Market or on the Euronext Growth in Paris has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, FINRA or any other governmental authority, or (v) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe, or (vi) if a banking moratorium has been declared by either Federal or New York authorities or authorities in France.

(b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8, 14, 15 and 16 shall survive such termination and remain in full force and effect.

Section 11. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at the Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the “Defaulted Securities”), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

(i) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

(ii) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase, and the Company to sell, the Option ADSs to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Company to sell the relevant Option ADSs, as the case may be, either the (i) Representatives or (ii) the Company shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the General Disclosure Package or the Prospectus or in any other documents or arrangements. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 11.

Section 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representatives c/o Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: Global Head of Syndicate; and Barclays Capital Inc., c/o Broadridge Financial Solutions, 745 Seventh Avenue, New York, NY 10019, Attention: Syndicate Registration or by email at barclaysprospectus@broadridge.com or by telephone at (888) 603-5847, with a copy (which shall not constitute notice) to Cooley LLP, 55 Hudson Yards, New York, New York, 1001 Attn: Joshua A. Kaufman, Esq. and Daniel I. Goldberg, Esq.; and notices to the Company shall be directed to it at 8 rue de la Croix Jarry, Paris, Ile-de-France, 75013 France, Attn: General Counsel, with a copy (which shall not constitute notice) to Jones Day, 250 Vesey Street, New York, New York 10281, Attn: Peter Devlin, Esq.

Section 13. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Offered ADSs and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering of the Offered ADSs and the process leading thereto, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company, any of its subsidiaries or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering of the Offered ADSs or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any of its subsidiaries on other matters) and no Underwriter has any obligation to the Company with respect to the offering of the Offered ADSs except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering of the Offered ADSs and the Company has consulted its own respective legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Section 14. Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered ADSs from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

Section 15. Affiliates. The Representatives and the Underwriters may provide their services through or in conjunction with one or more affiliates, and references in this Agreement to the “Representatives” and the “Underwriters” shall, save where the context otherwise requires, include any such affiliates.

Section 16. Trial by Jury. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

Section 17. GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 18. Consent to Jurisdiction; Waiver of Immunity. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) shall be instituted in (i) the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan or (ii) the courts of the State of New York located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. The Company irrevocably appoints Cellectis, Inc. as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

Section 19. MiFID II Product Governance Rules. Solely for the purposes of the requirements of Article 9(8) of the MiFID II Product Governance rules under EU Delegated Directive 2017/593 (the “Product Governance Rules”) regarding the responsibilities of manufacturers under the Product Governance Rules, the Company takes note of the fact that Jefferies LLC and Barclays Capital Inc. consider that the Securities are subject to the application of the Product Governance Rules and acknowledges the target market and distribution channels identified by Jefferies LLC and Barclays Capital Inc. as applying to the Securities and the related information set out in the Prospectus in connection with the Notes.

Section 20. Judgment Currency. The obligations of the Company pursuant to this Agreement in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss.

Section 21. Compliance with USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

Section 22. Recognition of the U.S. Special Resolution Regimes.

(a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b) In the event that any Underwriter that is a Covered Entity or a BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

As used in this Section 21, “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b), (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b) or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

Section 23. Time. TIME SHALL BE OF THE ESSENCE OF THIS AGREEMENT. EXCEPT AS OTHERWISE SET FORTH HEREIN, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

Section 24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. This Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 25. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

Very truly yours,

CELLECTIS S.A.

By:	/s/ Andre Choulika
Name:	Andre Choulika
Title:	Chief Executive Officer

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED,

as of the date first above written:

JEFFERIES LLC

BARCLAYS CAPITAL INC.

For themselves and on behalf of the several Underwriters listed in Schedule A hereto.

JEFFERIES LLC

By:	/s/ Charles Glazer
Authorized Signatory

BARCLAYS CAPITAL INC.

By:
Authorized Signatory

[Signature Page to Underwriting Agreement]

CONFIRMED AND ACCEPTED,

as of the date first above written:

JEFFERIES LLC

BARCLAYS CAPITAL INC.

For themselves and on behalf of the several Underwriters listed in Schedule A hereto.

JEFFERIES LLC

By:
Authorized Signatory

BARCLAYS CAPITAL INC.

By:	/s/ Khaled Habayeb
Authorized Signatory

[Signature Page to Underwriting Agreement]

SCHEDULE A

The public offering price per Share (to be delivered in the form of the Offered ADSs) shall be $2.50 corresponding to €2.29.

Immediately following any payment to the Company by any Underwriter, the Company shall pay to such Underwriter the product of $0.15 multiplied by the number of Shares paid for by such Underwriter.

	Number of	Number of
	Initial Shares	Option Shares
	(delivered in the form of	(delivered in the form of
Name of Underwriter	Initial ADSs)	Option ADSs)
Jefferies LLC	5,720,000	858,000
Barclays Capital Inc.	3,080,000	462,000
Total	8,800,000	1,320,000

Sch A-1

SCHEDULE B-1

Pricing Terms

1. The Company is selling 8,800,000 Initial Shares (delivered in the form of Initial ADSs).

2. The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional 1,320,000 Option Shares (to be delivered in the form of Option ADSs).

3. The public offering price per Offered ADS shall be $2.50 and the corresponding public offering price per Share shall be €2.29.

4. Net proceeds to the Company for the Initial Shares after underwriting commissions are 20,680,000.

5. The Closing Time will be the second (third, if the pricing occurs after 4:00 P.M. (New York City time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company.

Sch B-1

SCHEDULE B-2

Free Writing Prospectuses

None.

Sch B-2-1

EXHIBIT A

Form of Lock-Up From Directors and Executive Officers Pursuant to Section 5(p)

Execution Version

LOCK-UP AGREEMENT

January 20, 2023

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

as Representatives of the several

Underwriters to be named in the

within mentioned Underwriting Agreement

Re:	Proposed Public Offering by Cellectis S.A.

Ladies and Gentlemen:

The undersigned, an officer and/or director of Cellectis S.A., a société anonyme incorporated in France (the “Company”), understands that Jefferies LLC and Barclays Capital Inc., as representatives of the several underwriters to be named therein, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with the Company providing for the public offering (the “Public Offering”) of ordinary shares, nominal value €0.05 per share, of the Company (the “Ordinary Shares”) in the form of American Depositary Shares (“ADSs”). In recognition of the benefit that such an offering will confer upon the undersigned as an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each underwriter to be named in the Underwriting Agreement that, during the period beginning on the date hereof and ending on the date that is 90 days from the date of the Underwriting Agreement (the “Lock-Up Period”), the undersigned will not, without the prior written consent of Jefferies LLC and Barclays Capital Inc., (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any Ordinary Shares, ADSs or any securities convertible into or exercisable or exchangeable for Ordinary Shares or ADSs, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively, the “Lock-Up Securities”), or exercise any right with respect to the registration of any of the Lock-up Securities, or file or cause to be filed any registration statement in connection therewith, under the Securities Act of 1933, as amended, or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Ordinary Shares, ADSs or other securities, in cash or otherwise.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Lock-Up Securities without the prior written consent of Jefferies LLC and Barclays Capital Inc., provided that (1) Jefferies LLC and Barclays Capital Inc. receive a signed lock-up agreement for the balance of the Lock-up Period from each donee, trustee, distributee, or transferee, as the case may be, (2) any such transfer shall not involve a disposition for value, (3) such transfers are not required to be publicly reported with the Securities and Exchange Commission or the Autorité des Marchés Financiers including pursuant to applicable laws (in particular under Article L. 621-18-2 of the French Monetary and Financial Code (Code monétaire et financier) and Article 223-23 of the General Regulation of the Autorité des Marchés Financiers), and (4) the undersigned does not otherwise voluntarily effect any public filing or report regarding such transfers:

(i)	as a bona fide gift or gifts; or

(ii)

to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this lock-up agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin); or

(iii)	to a member of the immediate family of the undersigned; or

(iv)

to a corporation, partnership, limited liability company or other entity of which the undersigned and the immediate family of the undersigned are the direct or indirect legal and beneficial owners of all the outstanding equity securities or similar interests of such corporation, partnership, limited liability company or other entity; or

(v)	by will or intestate succession upon the death of the undersigned; or

(vi)	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce settlement; or

(vii)	as a distribution to limited partners or stockholders of the undersigned; or

(viii)	to the undersigned’s affiliates or to any investment fund or other entity controlled or managed by the undersigned; or

(ix)	to a nominee or custodian of a person or entity to whom disposition or transfer would be permissible under (i) – (viii) above.

Notwithstanding anything to the contrary, nothing in this agreement shall prohibit the undersigned from:

(i)

(a) entering into a new written plan or programmed trading mandate (mandats de gestion programmée) meeting the requirements of Rule 10b5-1 under the Exchange Act of 1934, as amended (the “Exchange Act”), relating to the sale of Lock-up Securities (a “10b5-1 Plan”), provided that the Lock-up Securities subject to such new 10b5-1 Plan may not be sold and no public disclosure of any such action shall be required or shall be voluntarily made by the undersigned until after the expiration of the Lock-Up Period or (b) transferring any Lock-up Securities pursuant to any existing 10b5-1 Plan that has been entered into by the undersigned prior to the date of this agreement, provided that any required public filing or announcement of such transfers shall include a statement to the effect that such transfers are made pursuant to a 10b5-1 Plan; or

(ii)

exercising any stock option to purchase Lock-up Securities, or other similar awards granted on or prior to the date of the final prospectus supplement relating to the Public Offering (the “Prospectus”) or granted pursuant to the Company’s equity incentive plans described in the Prospectus, provided that this lock-up agreement shall apply to any Lock-up Securities issued upon such exercise, except to the extent such Lock-up Securities are transferred pursuant to clause (i)(b) above; or

(iii)

transferring Lock-up Securities from the undersigned to the Company (or the purchase and cancellation of the same by the Company) upon a vesting event of the Lock-up Securities or upon the exercise of options to purchase Lock-up Securities that expire during the Lock-up Period by the undersigned, in each case on a “cashless” or “net exercise” basis, or to cover tax withholding obligations of the undersigned in connection with such vesting or exercise, whether by means of a “net settlement” or otherwise, in each case pursuant to employee benefit plans disclosed in the registration statement relating to the Public Offering, provided that no public disclosure of any such transfers shall be voluntarily made by the undersigned until after the expiration of the Lock-Up Period and any required public filing or announcement of such transfers shall include a statement to describing the basis, as described in this clause (iii), for such transfers; or

(iv)

if the undersigned is a corporation, partnership, limited liability company or other entity, transferring Lock-up Securities in connection with the sale or other bona fide transfer in a single transaction or all or substantially all of the undersigned’s capital stock, partnership interests, membership interests or other similar equity interests, as the case may be, or all or substantially all of the undersigned’s assets, in any such case not undertaken for the purpose of avoiding the restrictions imposed by this agreement; provided that Jefferies LLC and Barclays Capital Inc. receive a signed lock-up agreement for the balance of the Lock-up Period from each purchaser or transferee; further provided that no public disclosure of any such transfers shall be required or shall be voluntarily made by the undersigned until after the expiration of the Lock-Up Period; or

2

(v)

transferring Lock-up Securities pursuant to an order of a court or regulatory agency; provided that no public disclosure of any such transfers shall be made by the undersigned until after the expiration of the Lock-Up Period unless required by applicable law or order of such court or regulatory agency, in which case, such disclosure shall state, to the extent permitted by applicable law or by such order, that such transfer is made pursuant to an order of a court or regulatory agency; further provided, that the undersigned shall use reasonable efforts to cause each transferee to deliver to Jefferies LLC and Barclays Capital Inc. a signed lock-up agreement for the balance of the Lock-Up Period; or

(vi)

transferring Lock-up Securities after the date of the Prospectus pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Ordinary Shares and ADSs involving a change of control of the Company; provided that all of the undersigned’s Lock-up Securities subject to this lock-up agreement that are not so transferred, sold, tendered or otherwise disposed of remain subject to this lock-up agreement; provided further that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Lock-up Securities owned by the undersigned shall remain subject to the restrictions contained in this letter agreement (for purposes hereof, “change of control” shall mean the transfer (whether by tender offer, merger, consolidation, or other similar transaction), in one transaction or a series of related transactions, to a person or a group of affiliated persons, of shares of capital stock if, after such transfer, such person or group of affiliated persons would hold more than 90% of the outstanding voting securities of the Company (or the surviving entity)); or

(vii)

filing, or causing to be filed, any registration statement of the Company on Form S-8 or Form F-6 pursuant to the Securities Act of 1933, as amended, that the Company is permitted to file pursuant to the Underwriting Agreement.

Furthermore, the undersigned may sell Ordinary Shares or ADSs purchased by the undersigned in the Public Offering or on the open market following the Public Offering if and only if (i) such sales are not required to be reported in any public report or filing with the Securities and Exchange Commission, the Autorité des Marchés Financiers, or otherwise including under Article L. 621-18-2 of the French Monetary and Financial Code (Code monétaire et financier) and Article 223-23 of the General Regulation of the Autorité des Marchés Financiers) and (ii) the undersigned does not otherwise voluntarily effect any public filing or report regarding such sales.

The undersigned acknowledges and agrees that the Underwriters have not provided any recommendation or investment advice nor have the Underwriters solicited any action from the undersigned with respect to the Public Offering of the Ordinary Shares and the undersigned has consulted their own legal, accounting, financial, regulatory and tax advisors to the extent deemed appropriate. The undersigned further acknowledges and agrees that, although the Underwriters may provide certain Regulation Best Interest and Form CRS disclosures or other related documentation to you in connection with the Public Offering, the Underwriters are not making a recommendation to you to participate in the Public Offering or sell any Ordinary Shares at the price determined in the Public Offering, and nothing set forth in such disclosures or documentation is intended to suggest that any Underwriter is making such a recommendation.

This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

3

Notwithstanding anything to the contrary contained herein, this agreement will automatically terminate and the undersigned will be released from all of his or her obligations hereunder upon the earliest to occur, if any, of (i) the Company advises Jefferies LLC and Barclays Capital Inc. in writing that it has determined not to proceed with the Public Offering, (ii) the Underwriting Agreement is executed but is terminated (other than the provisions thereof which survive termination) prior to payment for the Ordinary Shares to be sold thereunder and which may be delivered in the form of ADSs, or (iii) February 14, 2023, in the event that the Underwriting Agreement has not been executed by such date.

[signature page follows]

4

In furtherance of the foregoing, the Company, any duly appointed transfer agent and registrar for the Ordinary Shares and any duly appointed depositary for the Company’s ADSs for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

Very truly yours,

Name of Security Holder (Print exact name)

By:
Signature

If not signing in an individual capacity:

Name of Authorized Signatory (Print)

Title of Authorized Signatory (Print)

(indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)